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                                                                   EXHIBIT 10.55


                                 SBL CORPORATION

                                  P.O. BOX 705

                             OKLAHOMA CITY, OK 73101


April 1, 2001

Mr. Jim Jones
LSB Industries, Inc.
P.O. Box 754
Oklahoma City, OK  73101

RE:    SBL Corporation Demand Note for $1,750,000 ("SBL Note")


This letter confirms the commitment of SBL Corporation to Prime Financial Corporation. LSB Industries, Inc. and affiliates ("LSB") to forbear from demanding payment of principal in excess of $300,000 under SBL Note until April 1, 2001, unless LSB receives cash proceeds in connection with either a) the sale or other disposition of KAC Acquisition Corp. and/or Kestrel Aircraft, and/or b) some other source that is not in LSB's projections for the year 2001.

I have also made this commitment to Ernst & Young in connection with Ernst & Young's audit of LSB Industries, Inc. and ClimaChem, Inc. and the issuance of the opinion of auditors to be issued in connection with the filing of LSB Industries, Inc. and ClimaChem, Inc.'s Form 10-K for the year 2000.

Sincerely yours,

Jack E. Golsen
President